UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2005

SIZELER PROPERTY INVESTORS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-09349

MD	72-1082589
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2542 Williams Blvd., Kenner, LA 70062
(Address of Principal Executive Offices, Including Zip Code)

504-471-6271
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

At the 2005 Annual Meeting of Stockholders held on October 27, 2005, Sidney W. Lassen, Chairman of the Board of Directors and Chief Executive Officer of Sizeler Property Investors, Inc. (the "Company") made a presentation to the stockholders of the Company. A copy of Mr. Lassen's remarks is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the preceding paragraph, as well as in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

99.1        Text of remarks by Sidney W. Lassen, Chairman of the Board and Chief Executive Officer of the Company, at the 2005 Annual Meeting of Stockholders.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

SIZELER PROPERTY INVESTORS, INC.

Date: October 27, 2005.	By:	/s/ Thomas A. Masilla, Jr,
Thomas A. Masilla, Jr,
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Text of remarks by Sidney W. Lassen, Chairman of the Board and Chief Executive Officer of the Company, at the 2005 Annual Meeting of Stockholders.